Exhibit 99.1

Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
mark.haden@bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
susan.burns@bunge.com

Drew Burke Named as CFO of Bunge Limited

WHITE PLAINS, NY – January 27, 2011 – Bunge Limited (NYSE: BG) today announced that Andrew J. Burke will become Chief Financial Officer, effective February 1, 2011. Mr. Burke has served as interim CFO for the company since September 2010.  He will also continue in his role as the company’s Global Operational Excellence Officer.

“Following a thorough search process, it is clear that Drew’s leadership abilities, financial acumen and deep understanding of our business and global operations make him uniquely qualified for this position.  Drew has done an exceptional job as interim CFO while also leading Bunge’s global initiatives to improve efficiency and effectiveness.  We are thrilled he will continue in both capacities,” said Alberto Weisser, Chairman and Chief Executive Officer, Bunge Limited.

“I’m pleased and honored to take this next step at Bunge.  Bunge has a vital role to play in one of the world’s most important industries and we are well-positioned to meet the opportunities that lie ahead.  I look forward to leading our Finance and Operational Excellence teams at such an exciting time of growth for the company,” commented Mr. Burke.

Mr. Burke became Global Operational Excellence Officer in July 2010.  Prior to that, Mr. Burke was co-CEO of Bunge Global Agribusiness and Bunge Product Lines since 2006.  He joined the company as Managing Director, Soy Ingredients and New Business Development in January 2002.  He previously served as U.S. CEO of Degussa, a German chemical company that he joined in 1983.  Mr. Burke held a variety of finance and marketing positions at Degussa and also served as the Executive Vice President of its U.S. Chemical Group.  Previously, he worked for Beecham Pharmaceuticals and Price Waterhouse & Company.  He is a graduate of Villanova University and earned an M.B.A. from Manhattan College.

About Bunge

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company with approximately 32,000 employees in more than 30 countries.  Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat and corn to make ingredients used by food companies; and sells fertilizer in North and South America.  Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements.  All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities.  We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions.  These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including environmental regulations, agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally.  The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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